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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------
                                    FORM 8-K
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 2004


                               KEY COMPONENTS, LLC
                               -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               DELAWARE                           333-58675                          04-3425424
               --------                           ---------                          ----------
  (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
  INCORPORATION OR ORGANIZATION)

   200 WHITE PLAINS ROAD, TARRYTOWN, NY                                                 10591
   ------------------------------------                                                 -----
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                             (ZIP CODE)

                                 (914) 332-8088
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                          KEY COMPONENTS FINANCE CORP.
                          ----------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
              DELAWARE                             333-58675                         14-1805946
              --------                             ---------                         ----------
   (STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)

   200 WHITE PLAINS ROAD, TARRYTOWN, NY                                                  10591
   ------------------------------------                                                  -----
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                             (ZIP CODE)


                                 (914) 332-8088
                                 --------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

STOCK PURCHASE AGREEMENT

On November 18, 2004, Key Components, Inc. ("KCI"), Actuant Corporation ("Actuant") and the shareholders of KCI (the "Shareholders") entered into a Stock Purchase Agreement (the "Purchase Agreement"). Key Components, LLC and Key Components Finance Corp. are wholly-owned subsidiaries of KCI.

The Purchase Agreement provides for the acquisition of all of the outstanding equity interests of KCI for an aggregate purchase price of $316,700,000 (the "Purchase Price"), which includes the assumption of approximately $80,000,000 of KCI's debt. The Purchase Price further includes (i) the payment of bonuses to certain executive officers and key employees, including approximately $950,000 to Robert Kay, KCI's President and Chief Executive Officer, approximately $625,000 to Albert Weggeman, KCI's Chief Operating Officer, and approximately $550,000 to Keith McGowan, KCI's Chief Financial Officer, all pursuant to Sale Bonus Agreements entered into as of July 1, 2004 between KCI and each of such executive officers and key employees, and (ii) the payment of transaction fees to Kelso & Company in the amount of $2,600,000 and to Millbrook Capital Management Inc. in the amount of $1,400,000 each being affiliates of certain of KCI's stockholders. The Purchase Price is subject to certain post-closing working capital adjustments. Of the Purchase Price, $20,000,000 will be deposited in an escrow account as a source of funding for any working capital adjustments and indemnification obligations.

KCI made customary representations, warranties and covenants in the Purchase Agreement, and consummation of the transaction is subject to various customary conditions. The Purchase Agreement contains certain termination rights for KCI, Actuant and the Shareholders.

A copy of the Purchase Agreement is included herein as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement.

On November 18, 2004, KCI issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is included herein as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired - None
         (b) Pro Forma Financial Information - None
         (c) Exhibits

EXHIBIT NO.               DESCRIPTION
-----------               -----------

2.1 Stock Purchase Agreement by and among Key Components, Inc., Actuant Corporation and the Shareholders of Key Components, Inc., dated as of November 18, 2004
10.1 Sale Bonus Agreement dated as of July 1, 2004 between Key Components, Inc. and Robert Kay


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10.2                      Sale Bonus Agreement dated as of July 1, 2004 between
                          Key Components, Inc. and Keith McGowan
10.3 Sale Bonus Agreement dated as of July 1, 2004 between Key Components, Inc. and Albert W. Weggeman
99.1                      Press release issued on November 18, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004


                                       KEY COMPONENTS, LLC



                                             BY: /s/ Keith McGowan
                                                -------------------------------
                                          Name:  Keith McGowan
                                          Title: Chief Financial Officer


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 24, 2004


                                       KEY COMPONENTS FINANCE CORP.




                                             BY: /s/ Keith McGowan
                                                -------------------------------
                                          Name:  Keith McGowan
                                          Title: Chief Financial Officer